The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
Lincoln Life Variable Annuity Account N

Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H
Lincoln New York Account N for Variable Annuities

Rate Sheet Prospectus Supplement dated September 4, 2019

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Max 6 SelectSM Advantage rider. This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates that we are currently offering. This Rate Sheet must be retained with the current prospectus.

Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between September 16, 2019 and October 13, 2019. The rates may be different than those listed below for applications and/or rider election forms signed after October 13, 2019.

The initial Guaranteed Annual Income rate is based on your age as of the date of the first Guaranteed Annual Income withdrawal. Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Guaranteed Annual Income rate will only increase upon an Automatic Annual Step-up, and will decrease once the Contract Value reaches zero.

The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Guaranteed Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Automatic Annual Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Guaranteed Annual Income rate in Table B.

TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%

In order to receive the rates indicated in this Rate Sheet, your application and/or election forms must be signed and dated between September 16, 2019 and October 13, 2019. We must receive your application and/or election forms in Good Order within 10 days from the date you sign your application and/or election forms, and the annuity must be funded within 60 calendar days. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application and/or election forms, you will receive the higher set of rates. If the rates have decreased when we compare the Guaranteed Annual Income rates that we are offering on the day you signed your application and/or election forms to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application and/or election forms, subject to meeting the rules above.